                                                                    EXHIBIT 10.7

                  ADDENDUM TO WARRANT TO PURCHASE COMMON STOCK

     Reference is made to each of those Warrant Agreements, dated as of January
12, 2007, (the "Warrant Agreements") between Towerstream Corporation, a Delaware corporation (the "Company") and each of the subscribers (the "Subscribers"), issued to Subscribers for Units (as defined in the Company's Confidential
Private Placement Memorandum (the "PPM") dated December 21, 2006, as supplemented to date). The Company hereby provides the following Addendum (this
"Addendum") to the Warrant Agreements for the benefit of each Subscriber.
Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Warrant Agreements or the PPM.

     The Company hereby covenants and agrees that notwithstanding anything to the contrary contained in the Warrants, each Warrant shall be, without any further action by the Investors or the Company, amended such that the Investors shall receive the benefit of any more favorable terms contained in those certain
Common Stock Purchase Warrants, dated January 12, 2007, by and among the Company and the purchasers of the Company's 8% Convertible Debentures due December 31,
2009, provided the Investors shall also agree to any further terms or conditions of such more favorable terms as a condition thereof. Notwithstanding anything herein to the contrary, the amendments provided herein shall not be deemed to amend the following: (i) the definition of "Warrant Price" in the preamble to the Warrant (ii) the number of shares of Warrant Stock, or (iii) the "Adjustment
Upon Issuance of Common Stock" set forth in Section 5(a) of the Warrant. For the absence of doubt, the Warrants issued in connection with the Units shall provide the following further terms and provisions:

1. The following provisions are hereby incorporated into each Warrant:

          Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the fate hereof and on or before the Expiration Date by delivery to the Company of a duly executed facsimile copy of the Form of Exercise annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) ; and, within 3
          Trading Days of the date said Form of Exercise is delivered to the
          Company, the Company shall have received payment of the aggregate
          Warrant Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank of immediately available funds. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the
          Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within 3 Trading Days of the date the final Form of
          Exercise is delivered to the Company. Partial exercises of this
          Warrant resulting in purchases of a portion of the total number of shares of Warrant Stock available hereunder shall

          have the effect of lowering the outstanding number of shares of
          Warrant Stock purchasable hereunder in an amount equal to the applicable number of shares of Warrant Stock purchased. The Holder and the Company shall maintain records showing the number of Warrant
          Shares purchased and the date of such purchases. The Company shall deliver any objection to any Form of Notice within 2 Business Days of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the shares of Warrant Stock hereunder, the number of shares of Warrant Stock available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

          If at any time after one year from the date of issuance of this
          Warrant there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Stock by the Holder, then this Warrant may also be exercised at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of shares of Warrant Stock equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

          (A) = the VWAP on the Trading Day immediately preceding the date of such election;

          (B) = the Warrant Price of this Warrant, as adjusted; and

          (X) = the number of shares of Warrant Stock issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

          Notwithstanding anything herein to the contrary, on the Expiration
          Date, this Warrant shall be automatically exercised via cashless exercise.

          Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder's prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Form of Exercise within 3
          Trading Days from the delivery to the Company of the Form of Exercise, surrender of this Warrant (if required) and payment of the aggregate
          Warrant Price as set forth above ("Warrant Share Delivery Date"). This
          Warrant

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          shall be deemed to have been exercised on the date the Warrant Price is received by the Company. The Warrant Stock shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Warrant Price (or by cashless exercise, if permitted). If the Company fails for any reason to take all actions within the Company's control required to cause there to be delivered to the Holder certificates evidencing the
          Warrant Stock subject to a Form of Exercise by the Warrant Share
          Delivery Date, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant
          Stock subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Form of Exercise), $5 per Trading Day for each Trading Day after the fourth Trading Day following such
          Warrant Share Delivery Date until such certificates are delivered.

          If the Company fails to cause its transfer agent to transmit to the
          Holder a certificate or certificates representing the Warrant Shares by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

2. In addition to the terms defined elsewhere in this Addendum, the following terms shall have the meanings set forth herein:

          (a) "Business Day" means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

          (b) "Trading Day" means a day on which the Common Stock is traded on the following markets or exchanges on which the Common Stock is listed or quoted for trading: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq
Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or
the OTC Bulletin Board.

          (c) "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select
Market, the New York Stock Exchange or the OTC Bulletin Board.

          (d) "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the
Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P.
(based on a Trading Day from 9:30 a.m. New York City time to 4:02 p.m. New York
City time); (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding

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date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Investors and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the
Company.

     IN WITNESS WHEREOF, the Company has executed this Addendum as of the ___
day of January, 2007.

                                        TOWERSTREAM CORPORATION

                                        By:
                                            ------------------------------------
                                            Name: Jeffrey M. Thompson
                                            Title: Chief Executive Officer

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